UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM N-CSR

________________________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09092

________________________

First Eagle Variable Funds

(Exact name of registrant as specified in charter)

________________________

1345 Avenue of the Americas

New York, NY 10105-4300

(Address of principal executive offices) (Zip code)

Robert Bruno

First Eagle Variable Funds

1345 Avenue of the Americas

New York, NY 10105-4300

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: December 31, 2008

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

First Eagle Overseas Variable Fund

Semi-Annual Report
June 30, 2008

ADVISED BY ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events or otherwise.

First Eagle Overseas Variable Fund

THE PRESIDENT’S LETTER

John P. Arnhold

Dear Shareholder,

Since my last letter six months ago, we have continued to experience market volatility, increasing fears of rising inflation, further decline in the U.S. dollar versus other major currencies and escalating commodity prices. The credit crisis and sub-prime meltdown continue to plague financial institutions and consumers are affected each day by rising gas and food prices and falling home values. During these uncertain times I am reminded as to why our investment team has remained successful through time. By adhering to its disciplined investment philosophy, the team has continued to focus on producing positive absolute returns. Our first concern is preparing for what can go wrong. We attempt to position the portfolio to avoid losses and appreciate over time for our shareholders. We have always believed that the key to preserving wealth is to start by not losing it and by focusing first and foremost on preserving capital, we can help our clients achieve their long-term investment goals.

Our global investment approach, which has served our shareholders so well for many years, continues. The Global Value Team is now comprised of thirteen investment professionals who continue to evaluate companies one by one, seeking to uncover quality businesses trading at discounts based on our estimation of their intrinsic values. In order to do this successfully, we adhere to a thorough and comprehensive research process and seek to minimize risk to our shareholders by requiring a quantifiable margin of safety from each investment.

At First Eagle, we have never focused on benchmark returns and have often been criticized for underperforming on a relative basis, typically during bull-market environments. However, the investment philosophy and discipline that Jean-Marie created has allowed us to avoid being directly affected by the last six market bubbles and has continued to serve us during this difficult period. It is at times like these when we appreciate our team’s true discipline and unwillingness to follow the herd and invest in misunderstood risks and non-transparent securities. As a stakeholder, we hope you understand that our investment process and focus on limiting downside risk may help protect your assets on an absolute basis over the long-term, which is what we believe matters most.

In closing, please be assured that your investments continue to be managed in the same manner as they have been for years. Jean-Marie will remain actively engaged through March 2009 and will serve as an adviser until 2012. Matt McLennan will join First Eagle in September 2008 as the Head of the Global Value Team and Co-Portfolio Manager of the First Eagle Overseas Variable Fund. Abhay Deshpande will be named Co-Portfolio Manager in September 2008 and Bruce Greenwald will continue to work with the Analyst Team and Portfolio Managers as the Director of Research. Our investors can be confident that Jean-Marie has instilled his investment wisdom and discipline deeply within each Global Value Team member.

Thank you for your continued confidence in our investment team and our disciplined approach to value investing.

Sincerely,

John P. Arnhold

July 2008

Past performance is no guarantee of future results. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

First Eagle Overseas Variable Fund

LETTER FROM THE PORTFOLIO MANAGER

Jean-Marie Eveillard

Dear Fellow Shareholder,

Two months ago, equity markets had improved a bit from the March lows. Investors wanted to believe that the U.S. financial crisis had come and gone. They remembered the five or six previous crises in the past twenty years and the opportunities they provided after a few uncomfortable months. They assumed, in a Pavlovian reflex, a similar outcome. The reflex has been wrong so far.

In the U.S., this is the worst financial crisis since the Great Depression. It came after a 25-year long credit boom (briefly interrupted in 1990). Toward the end of the boom, the financial acrobatics in the residential real estate market were truly extraordinary. Then the credit cycle turned. Since last August, when the sub-prime housing problem surfaced, the Fed has taken major, sometimes unusual, steps to slow and arrest the de-leveraging, and then get credit expansion going again. However, housing prices are still declining, the negative economic consequences of the financial crisis are still to come, and there may be unintended consequences (dollar’s status, domestic inflation ...) to the bold initiatives of the Fed.

There may also be political consequences. For years, incomes of many Americans have barely budged, the value of their main asset—housing—has declined (thereby reducing or eliminating their access to home equity loans), oil and food prices have moved up sharply, financial firms (now begging for—and getting—help from Washington) contributed to the crisis that may lead to rising unemployment. Resentment (and associated populist policies) may be around the corner.

The lesson here is that the monetary authorities should have paid attention to the writings in the 1930’s of the Austrian School of Economics pointing to the financial excesses of the 1920’s as the leading cause of the Great Depression.

Investing is a matter of balancing circumstances and prices. Circumstances are somewhat dubious. As for equity prices in Europe, they are barely off 20% from their October 2007 highs, which themselves came after a 5-year bull market. Accordingly, pickings there have been slim.

In Japan, however, equity prices declined for longer, and much more in the past few months. We thought we saw value in the stocks of a few industrial companies, some of them world-class. Even if we assumed a 30-40% decline in operating profits over the next twelve months, valuations were still in our view moderate. We bought shares in FANUC Limited, and added to our Keyence Corporation and SMC Corporation holdings.

In emerging countries, some markets are sharply down. Therefore, in the next few months, we shall look at a number of businesses there, particularly in India. Asia is—probably—the future.

All told, circumstances are such that we still own some gold as insurance against “extreme outcomes.” And from the bottom up, we do not see—so far—enough opportunities in equities, so there is some cash as a residual. We also own some fixed-income securities in Asian currencies, some high-yield bonds and some euro-denominated inflation-indexed bonds.

We are long-term investors and we hope that the Fund’s shareholders are too.

Jean-Marie Eveillard

Portfolio Manager

August 2008

Past performance is no guarantee of future results. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

First Eagle Overseas Variable Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Jean-Marie Eveillard Abhay Deshpande

Markets around the world were negatively impacted by the U.S. financial crisis for the six-months ended June 30, 2008, as investors grew increasingly concerned about the longevity and the breadth of the credit crisis. European markets were also depressed following the billions of dollars of asset write-downs that impacted many major European banks which led to tighter lending to European companies. In the U.S., the market was impacted by energy reaching a record high of $140 a barrel on June 27th and homeowners experiencing the worst housing crisis since the Great Depression. The French CAC 40 Index fell 21% and the German DAX Index fell 20.4%. The Nikkei 225 Index fell 11.9%. The MSCI World Index fell 10.6% during the six-month period while in the U.S, the S&P’s 500 Index decreased 11.9%. The U.S. dollar fell 7.4% against the euro and 4.9% against the yen. Crude oil rose 46% to $140 during the six-month period fueling concerns about inflation, and gold rose 11% to $925 per ounce mostly on the back of higher energy prices.

The NAV of the Fund’s shares declined 3.21% for the six-month period compared to the MSCI EAFE Index which declined 10.96% during the period. The Fund’s cash position was 16.7% on June 30, 2008.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were gold bullion (gold, U.S.), Shimano Inc. (bicycle parts, Japan), Franco-Nevada Corporation (precious metals, Canada), Chofu Seisakusho Company, Limited (building products, Japan) and Industrias Peñoles, SA de C.V. (mining company, Mexico) collectively accounting for 2.02 percentage points of this period’s performance.

The five largest detractors were Sanofi-Aventis (pharmaceuticals, France), SK Telecom Company, Limited ADR (telecom, South Korea), Italcementi S.p.A. RNC (building products, Italy), Wendel (holding company, France) and Remy Cointreau SA (wines and spirits, France). Their combined negative performance over the six-month period subtracted 2.05 percentage points from the Fund’s performance.

As of June 30, 2008, the yen exposure remained unhedged against the U.S. dollar. However, we increased our hedge against the euro from 50% to 60% during the six-month period believing the euro may be overvalued against the U.S. dollar. We are also 10% hedged on the Swiss franc and 100% hedged on the British pound.

Our focus has always been, and remains, on preservation of capital. We continue to search the globe for mispriced securities. Encouragingly, we believe the discounts to intrinsic value have widened as a result of the decline in overseas markets.

As always, we appreciate your confidence and thank you for your support.

Jean-Marie Eveillard	Abhay Deshpande
Portfolio Manager	Associate Portfolio Manager

July 2008

Past performance is no guarantee of future results. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

FUND OVERVIEW

FIRST EAGLE OVERSEAS VARIABLE FUND	Data as of June 30, 2008 (unaudited)

THE INVESTMENT STYLE

First Eagle Overseas Variable Fund seeks long-term growth of capital.

ASSET ALLOCATION

COUNTRIES
Japan	27.27%	Taiwan	1.57%
France	17.43%	Mexico	1.13%
United States	5.82%	Hong Kong	1.08%
Switzerland	5.09%	United Kingdom	0.97%
South Korea	4.76%	Brazil	0.94%
Malaysia	3.00%	Netherlands	0.90%
Italy	2.96%	Australia	0.30%
Canada	2.67%	Belgium	0.29%
Thailand	2.54%	Chile	0.26%
Germany	2.43%	Ireland	0.11%
Singapore	1.82%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

* The expense ratio as stated in the most recent prospectus is 1.23%, which represents the total annual gross operating expense ratio and may differ from corresponding ratios shown elsewhere in this report because of differing time periods and because this expense ratio does not include expense credits.

AVERAGE ANNUAL RETURNS

	ONE-YEAR		FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	(4.09%	)	21.06%	18.82%
MSCI EAFE Index	(10.61%	)	16.67%	5.83%
Consumer Price Index	5.02%		3.56%	2.99%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS
Gold bullion	4.89%
Pargesa Holding SA (Swiss holding company)	2.34%
Nissay Dowa General Insurance Company, Limited
(Japanese insurance company)	2.16%
Sanofi-Aventis (French health care company)	2.10%
Secom Company, Limited (Japanese commercial services provider)	2.04%
Sodexo SA (French food management company)	2.03%
Malaysia Airports Holdings Berhad (Malaysian airports operator)	2.01%
Thai Beverage Public Company Limited (Thai producer of beers and spirits)	1.76%
Shimano Inc. (Japanese bicycle parts manufacturer)	1.74%
Robertet SA (French perfume and food flavoring company)	1.65%

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS

June 30, 2008

(unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks (73.47%)
	Australia (0.30%)
399,780	Spotless Group Limited (8)	$1,440,596	$992,718

	Belgium (0.29%)
55,000	Deceuninck (1)	962,375	953,238

	Brazil (0.94%)
53,110	Petroleo Brasiliero SA ADR (3)	977,635	3,077,725

	Canada (1.82%)
170,300	Franco-Nevada Corporation (a)(9)	2,888,439	4,130,410
19,899	EnCana Corporation (3)	283,701	1,809,416

		3,172,140	5,939,826

	Chile (0.26%)
450,000	Quinenco SA (8)	181,973	857,551

	France (16.46%)
102,528	Sanofi-Aventis (6)	8,233,541	6,854,273
100,661	Sodexo SA (1)	3,288,456	6,616,852
38,071	Robertet SA (2)	4,870,662	5,386,622
48,492	Neopost SA (8)	4,294,107	5,135,111
81,655	Remy Cointreau SA (2)	3,263,766	4,468,209
31,053	Air Liquide SA (9)	3,541,095	4,103,515
39,150	Wendel (7)	2,368,198	3,984,833
58,994	Carrefour SA (2)	3,919,627	3,342,515
30,290	Société Foncière Financière et de Participations (7)	4,097,955	2,848,223
19,200	Laurent-Perrier (2)	1,414,880	2,722,636
35,920	Société BIC SA (8)	2,463,031	1,878,972
48,550	Vivendi SA (10)	1,886,255	1,843,538
19,980	Total SA (3)	1,388,699	1,706,242
1,569	Société Sucrière de Pithiviers-le Vieil (2)	878,902	1,287,725
17,240	Zodiac SA (8)	956,514	791,811
6,650	Gaumont SA (10)	595,105	587,277
8,840	Sabeton SA (7)	100,102	167,140
1,000	Société Générale ADR (4)	23,190	17,225

		47,584,085	53,742,719

	Germany (2.43%)
35,200	Fraport AG (16)	1,436,542	2,390,374
20,062	Hornbach Holding AG Pfd. (14)	1,583,776	1,916,495
16,619	Pfeiffer Vacuum Technology AG (8)	1,563,823	1,725,061
44,890	Tognum AG (8)	1,114,287	1,210,875
46,020	Deutsche Wohnen AG (a)(13)	1,057,155	693,912

		6,755,583	7,936,717

	Hong Kong (0.49%)
156,830	Guoco Group Limited (7)	1,996,772	1,589,952

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008

(unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)
	Italy (2.96%)
388,670	Italcementi S.p.A. RNC (9)	$3,748,946	$4,531,673
47,090	Italcementi S.p.A. (9)	953,181	783,499
41,886	Italmobiliare S.p.A. RNC (9)	2,190,813	2,111,858
17,758	Italmobiliare S.p.A. (9)	1,890,443	1,398,136
143,250	Gewiss S.p.A. (8)	389,680	817,615

		9,173,063	9,642,781

	Japan (27.27%)
1,265,580	Nissay Dowa General Insurance Company, Limited (4)	7,481,405	7,044,598
136,960	Secom Company, Limited (8)	6,408,081	6,667,424
112,860	Shimano Inc. (1)	2,081,130	5,675,209
48,700	SMC Corporation (8)	5,972,323	5,343,469
22,010	Keyence Corporation (15)	4,828,651	5,251,501
254,848	Chofu Seisakusho Company, Limited (1)	4,820,702	5,193,374
113,460	Astellas Pharma Inc. (6)	4,807,508	4,816,925
85,500	Ono Pharmaceutical Company, Limited (6)	3,264,933	4,718,855
47,940	FANUC Limited (8)	4,318,076	4,690,200
208,000	MISUMI Group Inc. (8)	3,610,244	3,875,655
72,900	Canon Inc. (15)	3,567,208	3,755,215
35,290	Hirose Electric Company, Limited (15)	4,114,296	3,549,143
154,394	Secom Joshinetsu Company, Limited (8)	3,191,602	3,350,217
3,430	Tempstaff Company Limited (8)	4,574,742	3,045,078
149,610	Nitto Kohki Company, Limited (8)	3,127,647	2,949,997
89,994	SK Kaken Company, Limited (8)	2,621,091	2,381,557
141,160	Doshisha Company Limited (1)	2,320,125	2,252,008
141,300	T. Hasegawa Company, Limited (2)	2,098,060	2,152,927
73,455	Meitec Corporation (8)	2,226,854	2,085,943
240,900	Japan Wool Textile Company Limited (1)	1,908,622	2,000,019
191,000	NIPPONKOA Insurance Company, Limited (4)	1,212,352	1,659,616
125,300	Chubu Nippon Broadcasting Company, Limited (10)	1,294,869	1,117,114
81,000	OSG Corporation (8)	885,395	917,024
603	NTT DoCoMo Inc. (15)	878,141	887,476
49,755	Nagaileben Company, Limited (6)	854,217	857,610
30,900	As One Corporation (6)	653,838	676,334
29,400	Ryosan Company, Limited (15)	640,983	632,407
63,040	Sansei Yusoki Company, Limited (8)	464,414	493,638
41,800	Seikagaku Corporation (6)	286,101	418,414
100,000	Shingakukai Company, Limited (1)	685,580	415,114
2,400	ROHM Company Limited (15)	155,894	138,346
44	Mandom Corporation (2)	1,015	1,119

		85,356,099	89,013,526

	Malaysia (2.80%)
7,378,180	Malaysia Airports Holdings Berhad (16)	7,156,156	6,548,346
1,514,615	Genting Berhad (1)	3,339,000	2,595,821

		10,495,156	9,144,167

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008

(unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)
	Mexico (1.13%)
138,270	Industrias Peñoles, SA de C.V. (12)	$766,071	$3,698,357

	Netherlands (0.42%)
29,520	Heineken Holding NV (2)	964,054	1,355,351

	Singapore (1.40%)
728,960	Haw Par Corporation Limited (8)	2,112,637	3,498,665
79,070	United Overseas Bank Limited (4)	1,006,009	1,082,124

		3,118,646	4,580,789

	South Korea (4.76%)
10,475	Samsung Electronics Company, Limited Pfd. (15)	1,378,209	4,516,252
169,736	SK Telecom Company, Limited ADR (15)	3,889,188	3,525,417
28,500	KT&G Corporation (2)	1,999,821	2,452,082
1,260	Lotte Confectionery Company, Limited (2)	532,025	1,528,550
5,900	Nong Shim Company, Limited (2)	1,579,573	1,260,599
1,642	Nong Shim Holdings Company, Limited (2)	149,646	113,019
45,550	Fursys Inc. (8)	1,285,400	1,047,252
152,180	Daeduck GDS Company, Limited (15)	1,408,511	1,019,819
23,790	Daeduck Electronics Company, Limited (15)	141,260	85,513

		12,363,633	15,548,503

	Switzerland (5.09%)
68,350	Pargesa Holding SA (7)	3,284,532	7,644,783
106,200	Nestlé SA (2)	2,976,050	4,813,858
19,386	Kuehne & Nagel International AG (16)	171,237	1,847,510
543	Lindt & Spruengli AG (2)	1,705,418	1,504,201
2,000	Edipresse SA (10)	675,882	804,733

		8,813,119	16,615,085

	Taiwan (1.14%)
3,427,240	Compal Electronics Inc. (15)	3,722,061	3,703,537

	Thailand (2.54%)
31,917,272	Thai Beverage Public Company Limited (2)	5,474,877	5,747,478
607,815	Bangkok Bank Public Company Limited NVDR (4)	1,990,517	2,163,301
21,700	Bangkok Bank Public Company Limited (4)	70,551	77,882
20,000	The Oriental Hotel Public Company, Limited (1)	88,922	313,444

		7,624,867	8,302,105

	United Kingdom (0.97%)
29,737	Anglo American Plc (12)	1,364,419	2,089,452
146,470	Home Retail Group Plc (14)	670,398	636,294
43,786	Fresnillo Plc (a)(12)	476,700	426,675

		2,511,517	3,152,421

	Total Common and Preferred Stocks	207,979,445	239,847,068

	Precious Metals (5.82%)
17,218	Gold bullion, in ounces (a)	10,209,962	15,949,598
33,240	SPDR Gold Trust (a)	2,147,031	3,037,471

	Total Precious Metals	12,356,993	18,987,069

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008

(unaudited)

Principal Amount			Cost (Note 1)		Value (Note 1)

		U.S. and Non U.S. Dollar Bonds (4.05%)
		U.S. Dollar Bond (0.85%)
	$3,263,000	Catalyst Paper Corporation 8.625% due 6/15/2011 (11)	$2,944,451		$2,789,865

		Non U.S. Dollar Bonds (3.20%)
HKD	5,000,000	Hong Kong Government 3.34% due 12/19/2008 (5)	642,138		647,671
HKD	10,000,000	Hong Kong Government 2.52% due 3/24/2009 (5)	1,288,917		1,291,490
SGD	1,815,000	Singapore Government 2.375% due 10/1/2009 (5)	1,106,094		1,355,554
EUR	823,000	Waterford Wedgwood Plc 9.875% due 12/1/2010 (b)(1)	1,022,698		356,598
MYR	2,109,000	Malaysian Government 3.756% due 4/28/2011 (5)	564,993		638,516
TWD	19,800,000	Taiwan Government 2% due 7/20/2012 (5)	600,634		638,632
TWD	24,000,000	Taiwan Government 2.375% due 1/16/2013 (5)	775,974		783,422
EUR	1,189,071	Republic of France O.A.T. I/L 3% due 7/25/2012 (c)(5)	1,521,571		1,949,765
EUR	700,000	UPC Holding BV 7.75% due 1/15/2014 (b)(10)	815,528		981,599
EUR	400,000	UPC Holding BV 8.625% due 1/15/2014 (b)(10)	469,125		582,972
EUR	1,000,000	Wendel 4.875% due 11/4/2014 (7)	1,232,819		1,223,122

			10,040,491		10,449,341

		Total U.S. and Non U.S. Dollar Bonds	12,984,942		13,239,206

		Short Term Investments (16.94%)
	$4,362,000	Air Liquide SA 2.45% due 7/11/2008	4,359,031		4,359,031
	16,000,000	ConocoPhillips Company 2.25% due 7/1/2008	16,000,000		16,000,000
	8,000,000	Hitachi Limited 3.05% due 7/2/2008	7,999,322		7,999,322
	2,601,000	Hitachi Limited 2.85% due 7/2/2008	2,600,794		2,600,794
	16,000,000	Kraft Foods Inc. 2.8% due 7/1/2008	16,000,000		16,000,000
	6,879,000	Kraft Foods Inc. 2.43% due 7/1/2008	6,879,000		6,879,000
	1,456,000	Wisconsin Electronic Power Company 2.5% due 7/1/2008	1,456,000		1,456,000

		Total Short Term Investments	55,294,147		55,294,147

		Total Investments (100.28%)	$288,615,527	*	327,367,490	**

		Liabilities in excess of other assets (-0.28%)			(932,437)

		Net assets (100.00%)			$326,435,053

*	At June 30, 2008 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of securities at June 30, 2008 were $52,879,604 and $14,127,641, respectively (net appreciation was $38,751,963).

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008

(unaudited)

Foreign Currencies			Sector/Industry Classifications		Percent of Net Assets

EUR	—	euro	(1)	Consumer Discretionary	8.08%
HKD	—	Hong Kong dollar	(2)	Consumer Staples	11.68%
MYR	—	Malaysian ringgit	(3)	Energy	2.02%
SGD	—	Singapore dollar	(4)	Financials	3.69%
TWD	—	Taiwan dollar	(5)	Government Issues	2.24%
			(6)	Health Care	5.62%
			(7)	Holding Companies	5.35%
			(8)	Industrials	16.47%
			(9)	Materials	5.23%
			(10)	Media	1.81%
			(11)	Paper and Forest Products	0.85%
			(12)	Precious Metals	7.72%
			(13)	Real Estate	0.21%
			(14)	Retail	0.78%
			(15)	Technology and Telecommunications	8.29%
			(16)	Transportation	3.30%

(a)	Non-income producing security/commodity.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers under the Securities Act of 1933.

(c)	Inflation-protected security.

Foreign Currency Exchange Contracts

Purchases

Settlement Dates Through	Foreign Currency To Be Received	U.S. $ Value at June 30, 2008	U.S. $ To Be Delivered	Unrealized Appreciation at June 30, 2008	Unrealized Depreciation at June 30, 2008

10/1/2008	4,948,000 euro	$7,758,622	$7,575,635	$182,987	$—

Sales

Settlement Dates Through	Foreign Currency To Be Delivered	U.S. $ To Be Received	U.S. $ Value at June 30, 2008	Unrealized Appreciation at June 30, 2008	Unrealized Depreciation at June 30, 2008

7/16/2008	1,008,000 pound sterling	1,965,509	2,005,624	—	(40,115)
10/15/2008	1,663,000 Swiss franc	1,640,225	1,633,239	6,986	—
1/14/2009	37,859,000 euro	58,177,148	59,088,317	—	(911,169)

		61,782,882	62,727,180	6,986	(951,284)

		$69,541,504	$70,302,815	$189,973	($951,284)

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008

(unaudited)

Assets:
Investments, at value (cost $288,615,527) (Note 1)	$327,367,490
Cash	620
Foreign cash (cost: $808,778)	810,620
Receivable due from Adviser	486
Receivable for forward currency contracts held, at value (Note 1)	189,973
Accrued interest and dividends receivable	614,229
Other assets	5,249

Total Assets	328,988,667

Liabilities:
Payable for investment securities purchased	916,472
Investment advisory fees payable (Note 2)	202,123
Administrative costs payable (Note 2)	14,149
Distribution fees payable (Note 3)	201,466
Payable for forward currency contracts held, at value (Note 1)	951,284
Accrued expenses and other liabilities	268,120

Total Liabilities	2,553,614

Net Assets:
Capital stock (par value, $0.001 per share)	11,410
Capital surplus	254,932,850
Net unrealized appreciation (depreciation) on:
Investments	38,751,963
Foreign currency related transactions	(798,554)
Undistributed net realized gains on investments	33,681,909
Accumulated distributions in excess of net investment income	(144,525)

Net Assets (Note 1)	$326,435,053

Net Asset Value per Share (NAV) (based on 11,409,866 shares outstanding; 1,000,000,000 shares authorized) (Note 5)	$28.61
Maximum Offering Price per Share	$28.61

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2008

(unaudited)

Investment Income:
Income:
Dividends (net of $577,355 foreign taxes withheld)	$4,009,528
Interest	1,454,070

Total income	5,463,598

Expenses:
Investment advisory fees (Note 2)	1,179,350
Administrative costs (Note 2)	34,239
Distribution fees (Note 3)	393,117
Shareholder servicing agent fees	283,050
Custodian fees	91,582
Professional fees	23,655
Printing fees	22,775
Legal fees	17,891
Accounting fees	8,115
Trustees’ fees	4,976
Other fees	9,437

Total expenses from operations	2,068,187

Expense reductions due to earnings credits (Note 1)	(33)

Net Expenses	2,068,154

Net investment income (Note 1)	3,395,444

Realized and Unrealized Gains on Investments and Foreign Currency Related Transactions (Notes 1 and 6):
Net realized gains (losses) from:
Investment transactions	2,730,007
Foreign currency related transactions	(1,946,262)

783,745

Change in unrealized appreciation (depreciation) of:
Investment transactions	(13,969,995)
Foreign currency related transactions	(921,525)

(14,891,520)

Net loss on investments and foreign currency related transactions	(14,107,775)

Net Decrease in Net Assets Resulting from Operations	($10,712,331)

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

Operations:
Net investment income	$3,395,444	$3,631,741
Net realized gain from investments and foreign currency related transactions	783,745	39,762,677
Increase in unrealized appreciation (depreciation) of investments and foreign currency related transactions	(14,891,520)	(24,387,960)

Net (decrease) increase in net assets resulting from operations	(10,712,331)	19,006,458

Fund Share Transactions (Note 5):
Net proceeds from shares sold	63,354,301	117,009,443
Cost of shares redeemed	(40,857,007)	(70,420,029)

Increase in net assets from Fund share transactions	22,497,294	46,589,414

Net increase in net assets	11,784,963	65,595,872

Net Assets (Note 1):
Beginning of period	314,650,090	249,054,218

End of period (including accumulated distributions in excess of net investment income of ($144,525) and ($3,540,069), respectively.)	$326,435,053	$314,650,090

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(unaudited)

Note 1—Significant Accounting Policies

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. (First Eagle SoGen Variable Funds, Inc. prior to December 31, 2002). The First Eagle Overseas Variable Fund seeks long-term growth of capital.

The following is a summary of significant accounting policies adhered to by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment valuation—The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.). Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

London closing exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by Arnhold and S. Bleichroeder Advisers, LLC (the “Adviser”) to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”).

Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond-specific thresholds) occurring after the close of the foreign market may require fair valuation of securities traded on that foreign market. The values assigned to a Fund’s holdings therefore may differ

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(unaudited) (Continued)

on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157 – Fair Value Measurements, that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The Statement applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements. The Statement applies broadly to securities and other types of assets and liabilities. FASB 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Statement also establishes a fair value hierarchy which prioritizes inputs or assumptions to valuation techniques. These inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Other significant unobservable inputs (including fund’s own assumption in determining the fair value of investments).

The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008.

Description	Total Market Value	Level 1	Level 2	Level 3

Investments in securities	$308,380,421	$239,847,068	$68,533,353	—
Other financial instruments**	18,987,069	18,987,069	—	—

Total	$327,367,490	$258,834,137	$68,533,353	—

**	includes bullion and an exchange traded fund.

b) Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Investment income is allocated to the Fund share class in proportion to its relative net assets. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c) Expenses—Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the First Eagle Overseas Variable Fund’s average daily net assets relative to the total average daily net assets of the First Eagle Funds. Earnings credits reduce custody fees by the amount of interest earned on balances with such service provider.

d) Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(unaudited) (Continued)

e) Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current cost of covering or offsetting such contracts until these contracts are closed out, at which time the Fund realizes a gain or loss. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

f) Treasury Inflation-Protected Securities—The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation, as measured by the U.S. Consumer Price Index (“CPI”). The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

g) Structured notes—In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships (“Qualifying Income”). There currently is some uncertainty as to the status of income from commodity-linked structured notes in which the Fund invests, and the Fund is treating such income as Qualifying Income. If the Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. The Fund did not hold structured notes as of June 30, 2008.

h) United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis.

In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that require the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Trust has evaluated its tax positions and determined that FASB Interpretation No. 48 had no impact on the Fund’s financial statements.

i) Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

j) Class Accounting—Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

k) Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l) Recently issued accounting pronouncement—In March 2008, FASB issued Statement of Financial Accounting Standards, No. 161 (“FAS 161”) Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(unaudited) (Continued)

Note 2—Investment Advisory Agreement and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (“the Adviser”), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”) manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”) an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative and accounting services on behalf of the Fund, and, in accordance with its agreement with the Fund, the Fund reimburses the Adviser for costs (including personnel, overhead and other costs) related to those services. For the six months ended June 30, 2008, the Fund reimbursed the Adviser amounts as disclosed in the Statements of Operations.

Prior to April 30, 2003, the Adviser had agreed to waive its advisory fee, to the extent that the Fund’s aggregate expenses exceeded 1.50% of the Fund’s average daily net assets. The advisor no longer waives its advisory fees, regardless of other expenses borne by the Fund.

First Eagle Funds Distributors (the “Distributor”), a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Fund’s principal underwriter.

Included in the accrued expenses, on the accompanying statement of assets and liabilities of the Fund are fees that are payable to the trustees in the amount of $419. The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan.

Note 3—Distribution Plans and Agreements

Under the terms of the Distribution Plans and Agreements (the “Plans”) with the Distributor, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six months ended June 30, 2008, the distribution fees incurred by the Fund were $393,117.

Note 4—Purchases and Sales of Securities

During the six months ended June 30, 2008, the aggregate cost of purchases of investment and proceeds from sales of investments, excluding short-term securities, totaled $63,310,615 and $15,933,265, respectively.

Note 5—Capital Stock

Transactions in shares of capital stock were as follows:

	Six Months Ended June 30, 2008	Year Ended December 31, 2007

Shares sold	2,175,260	3,964,902
Shares redeemed	(1,410,156)	(2,401,641)

Net increase	765,104	1,563,261

Note 6—Indemnifications and Foreign Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

First Eagle Overseas Variable Fund

FINANCIAL HIGHLIGHTS

	Six Months ended June 30, 2008 (unaudited)	Year ended December 31,

		2007	2006	2005	2004	2003

Selected Per Share Data[a]
Net asset value, beginning of period	$29.56	$27.42	$30.47	$27.48	$22.58	$14.96

Income from investment operations:
Net investment income	0.31	0.38	0.39	0.27	0.23	0.20
Net realized and unrealized (losses) gains on investments	(1.26)	1.76	7.21	5.58	5.92	7.43

Total from investment operations	(0.95)	2.14	7.60	5.85	6.15	7.63

Less distributions:
Dividends from net investment income	—	—	(2.42)	(0.69)	(0.61)	(0.01)
Dividends from capital gains	—	—	(8.23)	(2.17)	(0.64)	(0.00)[b]

Total distributions	—	—	(10.65)	(2.86)	(1.25)	(0.01)

Net asset value, end of period	$28.61	$29.56	$27.42	$30.47	$27.48	$22.58

Total Return	(3.21%)	7.80%	25.08%	21.46%	27.50%	51.01%
Ratios and Supplemental Data
Net assets, end of period (000’s)	$326,435	$314,650	$249,054	$209,581	$179,253	$127,647
Ratio of operating expenses to average net assets[c]	1.31%	1.23%	1.24%	1.25%	1.31%	1.37%
Ratio of net investment income to average net assets[d]	2.16%	1.28%	1.13%	0.90%	0.95%	1.12%
Portfolio turnover rate	6.17%	53.65%	28.30%	32.76%	32.43%	12.22%

a	Per share amounts have been calculated using the average shares method.
b	Amount represents less than $0.01 per share.
c

The annualized ratios of operating expenses to average net assets for the six months ended June 30, 2008 and for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 would have been 1.31%, 1.23%, 1.24%, 1.25%, 1.31% and 1.37%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

d

The annualized ratios of net investment income to average net assets for the six months ended June 30, 2008 and for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 would have been 2.16%, 1.28%, 1.13%, 0.90%, 0.95% and 1.12%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

FUND EXPENSES

(unaudited)

Example

As a shareholder of the First Eagle Overseas Variable Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the First Eagle Overseas Variable Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on January 1, 2008 and held for the six months ended June 30, 2008.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)

First Eagle Overseas Variable Fund	(3.21%)	$ 1,000.00	$967.90	$6.41

(1)	For the six months ended June 30, 2008.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.
(3)	Expenses are equal to the annualized expense ratio of 1.31%, for the Fund, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Overseas Variable Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Overseas Variable Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Overseas Variable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)

First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.35	$6.57

(1)	For the six months ended June 30, 2008.
(2)	Expenses are equal to the annualized expense ratio of 1.31% for the Fund, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

First Eagle Overseas Variable Fund

ADDITIONAL INFORMATION

(unaudited)

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Date of Birth and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University; President, Middle East Studies Association	6	Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Funds (5 portfolios)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present	Chair, Hughes Hubbard & Reed	6

Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Co., Inc.; Trustee, The Wallace Foundation; Director, Vice Chair, and member of the Executive Committee, Partnership for New York City, Inc.; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Funds (Chair)(5 portfolios)

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Independent Trustee expires on his/her 70th birthday.

Name, Date of Birth and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/ Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.	6	Director, RenaissanceRe Holdings Ltd.; Director, Four Nations; Trustee, First Eagle Funds (5 portfolios)

James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6

Director, Leucadia National Corporation; Director, JZ Equity Partners, Plc. (U.K. investment trust company); Director, Columbia University School of International and Public Affairs; Chairman’s Council, Conservation International; Trustee, First Eagle Funds (5 portfolios)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present	President, Lingold Associates	6	Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, New Hampshire Institute of Politics; Trustee, First Eagle Funds (5 portfolios)

Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President, Investments and Chief Investment Officer, W.K. Kellogg Foundation	6

Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Funds (5 portfolios)

Dominique M. Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	September 1995 to present	Private Investor and Independent Consultant	6	Trustee, First Eagle Funds (5 portfolios)

(1)	The term of office of each Independent Trustee expires on his/her 70th birthday.

INTERESTED TRUSTEES
Name, Date of Birth and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
John P. Arnhold(2) 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President; Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder UK	6

Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; President and Trustee, First Eagle Funds
(5 portfolios)

Jean-Marie Eveillard 1345 Avenue of the Americas New York, New York 10105 (born January 1940)	Portfolio Manager and Trustee	June 2008 to present (with portfolio management tenure described in next column)	Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds since March 2007 and prior to December 2004 (portfolio management responsibilities commenced 1979); Senior Advisor to Arnhold and S. Bleichroeder Advisers, LLC since January 2005	6	Portfolio Manager and Trustee, First Eagle Funds (5 portfolios)

(1)	The term of office of each Interested Trustee is indefinite.
(2)

Mr. Arnhold is an Interested Trustee (i.e., an “interested person” of the Trust as defined in the Investment Company Act) because he is an officer and director of the Trust’s investment adviser and principal underwriter.

OFFICERS
Name, Date of Birth and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President; Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations and Financial Officer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; President and Chief Compliance Officer, ASB Securities LLC; Chief Operations and Financial Officer, First Eagle Funds

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present

General Counsel, Chief Compliance Officer, Senior Vice President and Secretary, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Funds

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Funds

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Assistant Treasurer	September 2005 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Funds
______________
(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

This prospectus is printed on recycled paper which is 30% post-industrial recycled fiber and manufactured using biogas energy.

First Eagle Overseas Variable Fund

1345 Avenue of the Americas
New York, NY 10105

Trustees
Lisa Anderson
John P. Arnhold
Candace K. Beinecke (Chair)
Jean-Marie Eveillard
Jean D. Hamilton
James E. Jordan
William M. Kelly
Paul J. Lawler
Dominique Raillard

Officers
John P. Arnhold
President

Robert Bruno
Chief Operations & Financial Officer

Mark D. Goldstein
Chief Compliance Officer

Suzan J. Afifi
Vice President & Secretary

Michael Luzzatto
Assistant Vice President

Winnie Chin
Assistant Treasurer

Philip Santopadre
Assistant Treasurer

Investment Adviser

Arnhold and S. Bleichroeder

Advisers, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

Custodian
State Street Bank and Trust Company
801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent
DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

Underwriter

First Eagle Funds Distributors,

a division of ASB Securities LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered

Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

The financial information included herein is taken from records of the Fund without examination by the Fund’s independent auditors, who do not express an opinion thereon.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-334-2143.

A copy of the Trust’s policies and procedures with respect to the voting of proxies relating to the Trust’s portfolio investments and information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at 1-800-334-2143. This information also is available on the SEC’s website at http://www.sec.gov.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable at this time.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds
By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: August 28, 2008

By (Signature and Title)*	/s/ Robert Bruno

Robert Bruno, Principal Financial Officer

Date: August 28, 2008

*	Print the name and title of each signing officer under his or her signature.